UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             _____________________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 4, 2005


                     Revlon Consumer Products Corporation
            (Exact Name of Registrant as Specified in its Charter)


            Delaware                     33-59650               13-3662953
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(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
         Incorporation)                File Number)          Identification No.)

            237 Park Avenue
           New York, New York                               10017
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(Address of Principal Executive Offices)                  (Zip Code)

                                (212) 527-4000
             (Registrant's telephone number, including area code)

                                     None
         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

         On August 4, 2005, Revlon, Inc., the parent of Revlon Consumer Products Corporation, issued a press release announcing its earnings for the second quarter ended June 30, 2005 and disclosing certain related business information. A copy of the press release is incorporated into this report as
Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit No.                Description
         -----------                -----------

         99.1 Press Release, dated August 4, 2005 (incorporated by reference to Exhibit
                                    99.1 to the Current Report on Form 8-K
                                    of Revlon, Inc. filed with the Securities and Exchange Commission on August 4, 2005)

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REVLON CONSUMER PRODUCTS CORPORATION

                                          By: /s/ Robert K. Kretzman
                                             -----------------------
                                          Robert K. Kretzman
                                          Executive Vice President, Chief
                                          Legal Officer, General Counsel and
                                          Secretary


Date: August 4, 2005

                                 EXHIBIT INDEX

        Exhibit No.                 Description
        -----------                 -----------

        99.1 Press Release, dated August 4, 2005 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on August 4, 2005)